BLACKROCK LARGE CAP SERIES FUNDS, INC.

BlackRock Advantage Large Cap Core Fund

(the “Fund”)

Supplement dated March 21, 2022 to the Summary Prospectuses, Prospectuses and Statement of Additional Information of the Fund, each dated January 28, 2022, as supplemented to date

The Board of Directors of BlackRock Large Cap Series Funds, Inc. (the “Corporation”) has approved a proposal pursuant to which the following changes will be effective on or about April 25, 2022:

•

the Fund will cease to invest in Master Advantage Large Cap Core Portfolio (the “Master Portfolio”), a series of Master Large Cap Series LLC, as part of a “master/feeder” structure and will instead operate as a stand-alone fund. The investment objective, process, strategies and risks of the Fund are substantially similar to those of the Master Portfolio. In connection with this change, the Corporation, on behalf of the Fund, will enter into a management agreement with BlackRock Advisors, LLC (“BlackRock”), the terms of which will be substantially the same as the current management agreement between BlackRock and the Master Portfolio, including the management fee rate; and

•	the Bank of New York Mellon will replace Brown Brothers Harriman & Co. as the custodian of the Fund.

As a result of the above changes, net annual fund operating expenses for each share class of the Fund are expected to remain the same as those currently set forth in the Fund’s Prospectuses.

Shareholders should retain this Supplement for future reference.

PR2SAI-19076-0322SUP